NYSE MKT Equities Exchange Symbol – UEC

Uranium Energy Corp Closes $10.51 Million Financing

CORPUS CHRISTI, TEXAS, March 11, 2016 - Uranium Energy Corp (NYSE MKT: UEC, the "Company") is pleased to announce that it has now closed its recently announced (March 7th) offering with certain institutional investors, including J.P. Morgan Asset Management UK Limited and Resource Capital Investment Corp., a division of Sprott Inc., for gross proceeds of $10,510,000 (the "Offering"), and pursuant to which the Company has now issued an aggregate of 12,364,704 units of the Company (each, a "Unit"), at a price of $0.85 per Unit, with each Unit being comprised of one share of common stock and half of one share purchase warrant (each, a "Warrant") of the Company, and with each whole Warrant being exercisable for an additional share at an exercise price of $1.20 for a three-year period from the date of issuance.

The Company offered and sold the Units pursuant to Securities Purchase Agreements, dated March 6, 2016. Net proceeds of the Offering will be used for general corporate and working capital purposes.

In connection with the Offering, Dundee Securities Ltd., and Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, acted as the co-lead placement agents, and Haywood Securities Inc. and Cantor Fitzgerald Canada Corporation acted as financial advisors.

The Units were offered by the Company pursuant to a prospectus supplement to the Company's effective shelf registration statement on Form S-3 (File No. 333-193104) as previously filed with the United States Securities and Exchange Commission (the "SEC"). A prospectus supplement relating to the Offering was filed by the Company with the SEC yesterday. Copies of the prospectus supplement and accompanying base prospectus relating to the Offering may be obtained from the SEC's website, at http://www.sec.gov, by sending an email request to Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC, at placements@hcwco.com, by calling Dundee Securities Ltd., at 416 849 7887, or by contacting the Company, at Suite 800N, 500 North Shoreline Boulevard, Corpus Christi, Texas 78401.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement, the prospectus or the Company's shelf registration statement. A registration statement relating to the securities has been filed with the SEC and became effective on January 10, 2014. A prospectus supplement relating to the Offering was filed yesterday with the SEC.

The Company is also pleased to report, in accordance with NYSE MKT requirements, the filing of the Company's quarterly report today on Form 10-Q for the six months ended January 31, 2016 with the SEC. This Form 10-Q filing, which includes the Company's condensed consolidated financial statements, related notes thereto and management's discussion and analysis, is available for viewing on the SEC's website at http://www.sec.gov/edgar.shtml or on the Company's website at www.uraniumenergy.com.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. The Company’s fully-licensed Hobson processing plant is central to all of its projects in South Texas, including the Palangana in-situ recovery (ISR) mine, the permitted Goliad ISR project and the development-stage Burke Hollow ISR project. Additionally, the Company controls a pipeline of advanced-stage projects in Arizona, Colorado and Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE MKT: UEC
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement
Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.